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                                                                    EXHIBIT 10.3

[AETNA Logo]                                            Aetna Inc.
                                                        151 Farmington Avenue
                                                        Hartford, CT  06156-3124




June 18, 2001

VIA FACSIMILE AND OVERNIGHT MAIL

Morgan Guaranty Trust Company of New York, as Administrative Agent under the Credit
     Agreement referred to below
60 Wall Street, 5th Floor
New York, NY  10260-0060
Attn: Maria Dell'aquila,
      Vice President
Fax:  212-648-2291

Morgan Guaranty Trust Company of New York
c/o J.P. Morgan Services Inc.
500 Stanton Christiana Road
Newark, DE  19713-2107
Attn: Nancy Baiz,
      Associate
Fax:  302-634-1872

RE: NOTICE OF TERMINATION OF COMMITMENTS AND CREDIT AGREEMENT AND COMMITMENT REDUCTION EVENT

Ladies and Gentlemen:

Reference is made to the $1,500,000,000 Bridge Credit Agreement dated as of December 13, 2000 among Aetna Inc. (formerly known as Aetna U.S. Healthcare Inc.), as Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "CREDIT AGREEMENT"). Terms not otherwise defined herein are defined as set forth in the Credit Agreement.

The Borrower hereby terminates the Commitments and the Credit Agreement effective June 20, 2001 pursuant to Section 2.06(b) of the Credit Agreement.

In addition, the Borrower hereby gives notice of a Commitment Reduction Event pursuant to Section 2.06(d) of the Credit Agreement. The Commitment Reduction Event (an issuance by the Borrower of $700 million aggregate principal amount of debt securities pursuant to a public offering) was consummated on June 18, 2001, and the Borrower received Net Proceeds of $667,350,000 therefrom. The Net Proceeds consist of $667,950,000 cash proceeds received by
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Morgan Guaranty Trust Company of New York,
as Administrative Agent
Morgan Guaranty Trust Company of New York,
c/o J.P. Morgan Services Inc.
June 18, 2001



the Borrower net of NYSE estimated listing fees and other estimated issuance expenses of $600,000.

Very truly yours,

AETNA INC.



By: /s/ Alfred P. Quirk, Jr.
---------------------------------------------
Name:   Alfred P. Quirk, Jr.
Title:  Vice President, Finance and Treasurer